JPMORGAN TRUST I

J.P. Morgan U.S. Equity Funds

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Small Cap Equity Fund

Prospectuses dated November 1, 2016, as supplemented

J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.

J.P. Morgan U.S. Equity Funds

JPMorgan Mid Cap Value Fund

Prospectuses dated November 1, 2016, as supplemented

UNDISCOVERED MANAGERS FUNDS

Undiscovered Managers Behavioral Value Fund

Prospectuses dated December 29, 2016, as supplemented

(All Shares Classes except Class L Shares)

Supplement dated May 22, 2017

to the Prospectuses as dated above, as supplemented

Effective immediately, the limited offering provisions under “Funds Subject to a Limited Offering” in the “Investing with J.P. Morgan Funds” section for each of the classes of the Funds listed above, will be updated to allow certain additional Section 529 college savings plans to purchase the Fund’s shares as described below. To the extent a Fund already has a provision relating to purchases by Section 529 college savings plans, the following is in addition to the current provision:

After May 22, 2017, new Section 529 college savings plans may utilize the Fund (except for Class L Shares of any applicable Fund) for program accounts with approval by the Fund and its distributor, JPMorgan Distribution Services, Inc.

THIS SUPPLEMENT SHOULD BE RETAINED

WITH THE PROSPECTUSES FOR FUTURE REFERENCE.

SUP-LO-517